Exhibit 99.1

American Renal Associates Enters Into Definitive Agreement
to be Acquired by Nautic Partners

ARA Shareholders to Receive $11.50 Per Share in Cash

BEVERLY, Mass, Oct. 2, 2020 -- American Renal Associates Holdings, Inc. (NYSE: ARA) (“ARA” or the “Company”), a leading provider of outpatient dialysis services, today announced that it has entered into a definitive agreement to be acquired by Innovative Renal Care, LLC (“IRC”), an affiliate of Nautic Partners, LLC (“Nautic”), a middle market private equity firm, in an all-cash transaction that values the Company at an aggregate enterprise valuation of approximately $853 million excluding non-controlling interest. Under the terms of the agreement, ARA shareholders will receive $11.50 per share in cash. This consideration represents an approximate premium of 66% to the Company’s closing price on October 1st, 2020.

“At ARA, we have created a unique platform for delivering superior quality care to patients by partnering with physicians around the country. This transaction recognizes the value of the Company and delivers a meaningful premium to shareholders,” said Joe Carlucci, Chairman, Chief Executive Officer and Co-Founder of ARA. “I have decided to delay my previously announced retirement in order to guide the Company through this transaction and into its next stage. Nautic is a firm with significant healthcare expertise and we are excited by their support as we engage with members of the IRC team for the next chapter of our Company’s growth -- drawing on our deep relationships with our physician partners and our talented staff to continue providing excellent care to end-stage renal disease patients across the U.S. We also want to thank Centerbridge Partners for their thoughtful support over these past 10 years.”

Scott Hilinski, Managing Director at Nautic, said, “ARA has established itself as a leading provider of high-quality patient care for those suffering from end-stage renal disease. Since its founding, the Company has built a successful track record working with leading nephrologists around the country while staying focused on its Core Values.”

Dan Killeen, Principal at Nautic, added, “We are excited to bring together ARA management and IRC’s complementary team of executives as we look to support the Company in executing against its strategic plan built on a differentiated, patient-centric approach to the renal care market.”

The Board of Directors of ARA unanimously approved the agreement. The transaction is expected to close in the first quarter of 2021, subject to shareholder and regulatory approvals, as well as the satisfaction of customary closing conditions. Centerbridge Partners has entered into a voting agreement pursuant to which it has agreed to vote in favor of the transaction.

The agreement includes a 40-day “go-shop” period, which permits ARA’s Board of Directors, with the assistance of independent financial and legal advisors, to actively solicit alternative acquisition proposals from third parties, and potentially enter into negotiations with parties that make alternative acquisition proposals. The Board has appointed a special committee of independent directors to oversee the go-shop process. ARA will have the right to terminate the agreement with Nautic to enter into a superior proposal subject to the terms and conditions of the agreement. There can be no assurance that this process will result in a superior proposal, and ARA does not intend to disclose developments with respect to the solicitation process unless and until its special committee or the Board of Directors makes a determination requiring further disclosure. The period commences on the date of the agreement.

Investment funds and accounts managed by HPS Investment Partners, LLC provided committed financing for the transaction.

Goldman Sachs & Co. LLC is serving as financial advisor to ARA, and Latham & Watkins LLP is serving as legal advisor to ARA. BofA Securities is serving as financial advisor to the special committee of the Board of Directors of ARA managing the go-shop process and Richards, Layton & Finger, PA is serving as its legal advisor. Guggenheim Securities, LLC is serving as financial advisor to Nautic, and Goodwin Procter LLP and Epstein, Becker & Green, P.C. are serving as its legal advisors. Raymond James & Associates, Inc. also served as an investment banking advisor to IRC.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of ARA by Nautic. This communication does not constitute a solicitation of any vote or approval. In connection with the proposed merger, ARA plans to file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. ARA may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that may be filed by ARA with the SEC. ARA’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY ARA WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of the proxy statement and other documents ARA files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. ARA makes available free of charge at www.americanrenal.com (in the “SEC Filings” section under the “Investor Relations” heading), copies of materials it files with, or furnishes to, the SEC.

Participants in the Solicitation

ARA and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from ARA’s stockholders in connection with the proposed merger. Security holders may obtain information regarding the names, affiliations and interests of ARA’s directors and executive officers in ARA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 16, 2020, and its definitive proxy statement for the 2020 annual meeting of stockholders, which was filed with the SEC on March 20, 2020, including the definitive additional materials filed with the SEC on April 24, 2020. To the extent the holdings of ARA securities by ARA’s directors and executive officers have changed since the amounts set forth in ARA’s proxy statement for its 2020 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed merger will be included in the proxy statement relating to the proposed merger when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and ARA’s website at www.americanrenal.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain information, including financial estimates and statements as to, among other things, the expected timing, completion and effects of the proposed merger between ARA and IRC Superman Midco, Inc. (“Parent”), which may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties, and actual results may materially differ. All statements other than statements of historical fact or relating to present facts or current conditions included in this communication are forward-looking statements. Such forward-looking statements include, among others, ARA’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “seek,” “plan,” “intend,” “believe,” “will,” “may,” “could,” “continue,” “likely,” “should” and other similar words.

The forward-looking statements contained in this communication, including without limitation statements regarding anticipated benefits and effects of the anticipated merger of ARA and Parent, are based on assumptions that ARA has made in light of its industry experience and its perceptions of historical trends, current conditions, expected future developments and other factors that ARA believes are appropriate under the circumstances. These statements are not guarantees of performance or results. These assumptions and ARA’s future performance or results involve risks and uncertainties, many of which are beyond ARA’s control. Such risks and uncertainties include, among others, the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the failure to obtain required regulatory approvals or the failure to satisfy the other conditions to the consummation of the Merger; the failure by Parent or Merger Sub to obtain the necessary debt and equity financing arrangements set forth in the commitment letters received in connection with the Merger; the risk that the Merger Agreement may be terminated in circumstances requiring ARA to pay a termination fee; the risk that the Merger disrupts ARA’s current plans and operations or diverts management’s attention from its ongoing business; the effect of the announcement of the Merger on the ability of ARA to retain and hire key personnel and maintain relationships with its customers, suppliers, physician partners and others with whom it does business; the effect of the announcement of the Merger on ARA’s operating results and business generally; the amount of costs, fees and expenses related to the Merger; the risk that ARA’s stock price may decline significantly if the Merger is not consummated; the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against ARA and others; the effect of the ongoing COVID-19 pandemic and responses thereto; the effect of the restatement of ARA’s previously issued financial results and related matters and the related SEC investigation; ARA’s ability to remediate material weaknesses in ARA’s internal control over financial reporting; continuing decline in the number of patients with commercial insurance or any regulatory or other changes leading to changes in the ability of patients with commercial insurance coverage to receive charitable premium support; decline in commercial payor reimbursement rates; reduction of government-based payor coverage and reimbursement rates or insufficient rate increases or adjustments that do not cover all of ARA’s operating costs; ARA’s ability to successfully develop de novo clinics, acquire existing clinics and attract new nephrologist partners; ARA’s ability to compete effectively in the dialysis services industry; the performance of ARA’s joint venture subsidiaries and their ability to make distributions to ARA; federal or state healthcare laws that could adversely affect ARA; ARA’s ability to comply with all of the complex federal, state and local government regulations that apply to its business, including those in connection with federal and state anti-kickback laws and state laws prohibiting the corporate practice of medicine or fee-splitting; heightened federal and state investigations and enforcement efforts; changes in the availability and cost of erythropoietin-stimulating agents and other pharmaceuticals used in ARA’s business; development of new technologies or government regulation that could decrease the need for dialysis services or decrease ARA’s in-center patient population; ARA’s ability to timely and accurately bill for ARA’s services and meet payor billing requirements; claims and losses relating to malpractice, professional liability and other matters; the sufficiency of ARA’s insurance coverage for those claims and rising insurances costs, and negative publicity or reputational damage arising from such matters; loss of any members of ARA’s senior management; damage to ARA’s reputation or ARA’s brand and ARA’s ability to maintain brand recognition; ARA’s ability to maintain relationships with its medical directors and renew its medical director agreements; shortages of qualified skilled clinical personnel, or higher than normal turnover rates; competition and consolidation in the dialysis services industry; deterioration in economic conditions, particularly in states where we operate a large number of clinics, or disruptions in the financial markets or the effects of natural or other disasters, public health crises or adverse weather events; the participation of ARA’s physician partners in material strategic and operating decisions and ARA’s ability to favorably resolve any disputes; ARA’s ability to honor obligations under the joint venture operating agreements with its physician partners were they to exercise certain put rights and other rights; unauthorized disclosure of personally identifiable, protected health or other sensitive or confidential information; ARA’s ability to meet its obligations and comply with restrictions under its substantial level of indebtedness; and the ability of ARA’s principal stockholder, whose interests may conflict with yours, to strongly influence or effectively control ARA’s corporate decisions. For additional information, please see ARA’s filings with the SEC. Additional factors or events that could cause ARA’s actual performance to differ from these and other forward-looking statements may emerge from time to time, and it is not possible for ARA to predict all of them. Should one or more of these risks or uncertainties materialize, or should any of its assumptions prove incorrect, ARA’s actual financial condition, results of operations, future performance and business may vary in material respects from the performance projected in these forward-looking statements.

Any forward-looking statement made in this communication speaks only as of the date on which it is made. ARA undertakes no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as may be required by law.

About American Renal Associates

American Renal Associates (“ARA”) is a leading provider of outpatient dialysis services in the United States. As of June 30, 2020, ARA operated 251 dialysis clinic locations in 27 States and the District of Columbia serving more than 17,300 patients with end stage renal disease. ARA operates principally through a physician partnership model, in which it partners with local nephrologists to develop, own and operate dialysis clinics. ARA’s Core Values emphasize taking good care of patients, providing physicians with clinical autonomy and support, hiring the best possible staff and providing best practices management. For more information about American Renal Associates, visit www.americanrenal.com.

About Nautic Partners, LLC

Nautic Partners, LLC (“Nautic”) is a middle-market private equity firm that focuses on three industries: healthcare, industrials, and services. Nautic has completed over 140 platform transactions throughout its 34-plus year history. Nautic’s strategy is to partner with management teams to accelerate the growth trajectory of its portfolio companies via add-on acquisitions, targeted operational initiatives, and increased management team depth. For more information, please visit www.nautic.com.

In September 2019, Nautic supported an experienced management team in the formation of Innovative Renal Care (“IRC”), a new platform entity focused on deploying a more comprehensive and integrated renal care model.

Contacts

For American Renal Associates:

Investors:
Mark Herbers, Interim CFO
Telephone: (978)-522-3945
Email: mherbers@americanrenal.com

Media:
Jeremy Fielding / Anntal Silver
jeremy.fielding@kekstcnc.com / anntal.silver@kekstcnc.com

For Nautic Partners and IRC:

Allan M. Petersen, Managing Director, Investor Relations
APetersen@nautic.com